KKR Real Estate Finance Trust Inc. Fourth Quarter and Full Year 2021 Supplemental Information February 8, 2022

Legal Disclosures 2 This presentation has been prepared for KKR Real Estate Finance Trust Inc. (NYSE: KREF) for the benefit of its stockholders. This presentation is solely for informational purposes in connection with evaluating the business, operations and financial results of KKR Real Estate Finance Trust Inc. and its subsidiaries (collectively, "KREF“ or the “Company”). This presentation is not and shall not be construed as an offer to purchase or sell, or the solicitation of an offer to purchase or sell, any securities, any investment advice or any other service by KREF. Nothing in this presentation constitutes the provision of any tax, accounting, financial, investment, regulatory, legal or other advice by KREF or its advisors. This presentation may not be referenced, quoted or linked by website by any third party, in whole or in part, except as agreed to in writing by KREF. This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current views with respect to, among other things, its future operations and financial performance. You can identify these forward looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company or are within its control. Such forward-looking statements are subject to various risks and uncertainties, including, among other things: the severity and duration of the COVID-19 pandemic; potential risks and uncertainties relating to the ultimate geographic spread of COVID-19; actions that may be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact; the potential negative impacts of COVID-19 on the global economy and the impacts of COVID-19 on the Company’s financial condition and business operations; deterioration in the performance of the properties securing our investments that may cause deterioration in the performance of our investments and, potentially, principal losses to us; difficulty or delays in redeploying the proceeds from repayments of our existing investments; the general political, economic and competitive conditions in the United States and in any foreign jurisdictions in which the Company invests; the level and volatility of prevailing interest rates and credit spreads; adverse changes in the real estate and real estate capital markets; general volatility of the securities markets in which the Company participates; changes in the Company’s business, investment strategies or target assets; difficulty in obtaining financing or raising capital; adverse legislative or regulatory developments; reductions in the yield on the Company’s investments and increases in the cost of the Company’s financing; acts of God such as hurricanes, earthquakes and other natural disasters, pandemics such as COVID-19, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/ or losses to the Company or the owners and operators of the real estate securing the Company’s investments; deterioration in the performance of properties securing the Company’s investments that may cause deterioration in the performance of the Company’s investments and, potentially, principal losses to the Company; defaults by borrowers in paying debt service on outstanding indebtedness; the adequacy of collateral securing the Company’s investments and declines in the fair value of the Company’s investments; adverse developments in the availability of desirable investment opportunities whether they are due to competition, regulation or otherwise; difficulty in successfully managing the Company’s growth, including integrating new assets into the Company’s existing systems; the cost of operating the Company’s platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; the availability of qualified personnel and the Company’s relationship with our Manager; KKR controls the Company and its interests may conflict with those of the Company’s stockholders in the future; the Company’s qualification as a REIT for U.S. federal income tax purposes and the Company’s exclusion from registration under the Investment Company Act of 1940; authoritative GAAP or policy changes from such standard-setting bodies such as the Financial Accounting Standards Board, the Securities and Exchange Commission (the “SEC”), the Internal Revenue Service, the New York Stock Exchange and other authorities that the Company is subject to, as well as their counterparts in any foreign jurisdictions where the Company might do business; and other risks and uncertainties, including those described under Part I—Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in this presentation. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and information included in this presentation and in the Company’s filings with the SEC. All forward looking statements in this presentation speak only as of February 8, 2022. KREF undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All financial information in this presentation is as of December 31, 2021 unless otherwise indicated. This presentation also includes non-GAAP financial measures, including Distributable Earnings and Distributable Earnings per Diluted Share. Such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with U.S. GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with U.S. GAAP.

KKR Real Estate Finance Trust Inc. Overview

Best In Class Portfolio

$6.8 Billion
Investment Portfolio

99%
Senior Loans

74%
Multifamily & Office

$131 Million
Average Loan Size(1)

100%
Performing

Senior loans secured primarily by ***transitional, institutional multifamily and office properties*** owned by ***high quality sponsors.***

Conservative Balance Sheet

$6.7 Billion
Financing Capacity

71%
Fully Non-Mark-to-Market(2)

$529 Million
Current Liquidity(3)

Conservative liability management focused on ***diversified non-mark-to-market*** financing

KREF's Manager Fully Integrated with KKR

23%
KKR Ownership in KREF

$471 Billion
Global AUM(4)

$25 Billion
Balance Sheet(4)

$41 Billion
Real Estate AUM(4) (5)

135+
Real Estate Professionals(4)

One firm culture that rewards ***investment discipline, creativity and determination*** and emphasizes the ***sharing of information, resources, expertise and best practices***

(1) Average loan commitment is inclusive of the unfunded KREF commitment.
(2) Based on outstanding face amount of secured financing, including non-consolidated senior interests, and excludes convertible notes and the corporate revolving credit facility.
(3) Includes $271.5 million in cash, $200.0 million undrawn corporate revolver capacity, and $57.4 million of available borrowings based on existing collateral.
(4) As of December 31, 2021.
(5) Figures represent AUM across all KKR real estate transactions.

3

KKR REAL ESTATE FINANCE TRUST

Fourth Quarter and Full Year 2021 Highlights 4 • Net income(1) of $0.59 and $2.21 per diluted share for 4Q and full year 2021, respectively • Distributable Earnings(2) of ($0.05) and $1.63 per diluted share for 4Q and full year 2021, respectively. Distributable earnings is net of $32.9 million, or $0.55 and $0.58 per diluted share, of realized losses on loan write-offs for 4Q and full year 2021, respectively • Book Value per Common Share(3) (“BVPS”) of $19.37 per share, compared to $19.09 per share in 3Q’21, representing seven consecutive quarters of book value accretion • $6.8 billion predominantly senior loan portfolio • Multifamily and office assets represent 74% of loan portfolio • Weighted average risk rating of 2.9 • Received $679.6 million in loan repayments • Q4 record originations of 18 floating-rate senior loans totaling $1.8 billion with $1.5 billion of initial fundings • Full year 2021 record originations of 37 floating-rate senior loans totaling $4.8 billion with $3.6 billion of initial fundings • Subsequent to year-end, originated six floating-rate senior loans totaling $652.6 million with $433.9 million of initial fundings Note: Net income attributable to common stockholders per share and Distributable Earnings per share are based on diluted weighted average shares outstanding for the quarter ended December 31, 2021; book value per share is based on common shares outstanding as of December 31, 2021. (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (3) Book value per share includes the year-to-date (“YTD”) impact of a ($3.3) million, or ($0.05) per common share, non-cash redemption value adjustment to our redeemable Special Non-Voting Preferred Stock (‘SNVPS’). On October 1, 2021, KREF redeemed its SNVPS for a cash redemption value of $5.1 million, thus eliminating the cumulative negative impact of the SNPVS on KREF’s book value. Financials Portfolio Originations Liquidity & Capitalization • Completed an accretive underwritten public offering of 5,547,361 common shares at $21.76 per share, resulting in $120.4 million of net proceeds. The offering was $0.22 per share accretive to BVPS. • Completed repricing of $297.8 million existing Term Loan B and a $52.2 million add-on, for an aggregate principal amount of $350.0 million. The new Term Loan B bears interest at L+3.50% and is subject to a LIBOR floor of 0.50%, which is an aggregate improvement of 1.75%. • 71% of financing is fully non-mark-to-market and the remaining balance is only mark-to-credit • $528.9 million of available liquidity, including $271.5 million of cash, and $200.0 million undrawn on the corporate revolver • In January 2022, KREF completed an offering of additional 6,210,000 shares of its 6.5% Series A Cumulative Redeemable Preferred Stock at a liquidation preference of $25.00 per share, resulting in net proceeds of $151.2 million. • In February 2022, priced a $1.0 billion managed multifamily CLO. The CLO is expected to close on or around February 10, 2022 and will provide KREF with match-term financing on a non-mark-to-market and non-recourse basis, and features a two-year reinvestment period with an 84.75% advance rate at a weighted average running cost of capital of SOFR + 1.71%, before transaction costs.

4Q'21 Financial Summary 5 (1) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. (2) Represents the GAAP principal amount on senior and mezzanine/other loans, net equity in RECOP I, and one real estate owned retail asset. (3) Represents (i) total debt less cash to (ii) total permanent equity. (4) Represents (i) total leverage less cash to (ii) total permanent equity. (5) Book value per share includes (i) CECL credit loss allowance of ($23.7) million or ($0.39) per common share, and (iii) the YTD impact of ($3.3) million, or ($0.05) per common share, non-cash redemption value adjustment to our redeemable SNVPS. On October 1, 2021, KREF redeemed its SNVPS for a cash redemption value of $5.1 million, thus eliminating the cumulative negative impact of the SNPVS on KREF’s book value. Income Statement Balance Sheet ($ in Millions) ($ in Millions)4Q21 Net Interest Income $42.4 Other Income 7.4 Operating Expenses and Other (12.7) Preferred stock dividends and redemption value adjustment (5.0) Provision for credit losses 3.1 Net Income Attributable to Common Stockholders $35.2 Weighted Average Shares Outstanding, Diluted 59,453,264 Net Income per Share, Diluted $0.59 Distributable Earnings(1) ($2.9) Distributable Earnings per Share, Diluted(1) ($0.05) Dividend per Share $0.43 4Q21 Total Portfolio $6,478.4(2) Term Credit Facilities 1,554.8 Term Lending Agreements 1,117.6 Asset Specific Financing 60.0 Revolving Credit Facility 135.0 Secured Term Loan 350.0 Convertible Notes 143.8 Total Debt $3,361.2 Term Loan Facility 870.5 Collateralized Loan Obligations 1,095.3 Total Leverage $5,327.0 Cash 271.5 Total Permanent Equity 1,361.6 Common Stockholders’ Equity 1,188.9 Debt-to-Equity Ratio(3) 2.3x Total Leverage Ratio(4) 3.7x Shares Outstanding 61,370,732 Book Value per Share(5) $19.37

$18.89 $18.91 $19.09 $19.37 1Q'21 2Q'21 3Q'21 4Q'21 Book Value per Share Recent Operating Performance 6 (1) Represents Net Income attributable to common stockholders. (2) See Appendix for definition and reconciliation to financial results prepared in accordance with GAAP. Net Income(1) and Distributable Earnings(2) $0.52 $0.52 $0.57 $0.59 $0.55 $0.54 $0.62 ($0.05) 1Q'21 2Q'21 3Q'21 4Q'21 Net Income per Diluted Share Distributable Earnings per Diluted Share Dividends and Book Value Per Share Dividend per share: Dividend yield on book value per share: Net income: Distributable earnings: $19.76 ($ in Millions) 1Q'21 $29.2 $30.4 4Q'21 $35.2 ($2.9) 3Q'21 $32.0 $34.5 2Q'21 $29.3 $30.4 1Q'21 $0.43 9.1% 2Q'21 $0.43 9.1% 3Q'21 $0.43 9.0% 4Q'21 $0.43 8.9% $0.43

$4,998 $5,330 $5,618 $5,826 $6,792 $472 $576 $454 $559 $848 $1,143 $1,225 $1,679 $1,368 $244 $271 $935 $680 $33 4Q'20 Portfolio 1Q'21 Fundings 1Q'21 Repayments 1Q'21 Portfolio 2Q'21 Fundings 2Q'21 Repayments 2Q'21 Portfolio 3Q'21 Fundings 3Q'21 Repayments 3Q'21 Portfolio 4Q'21 Fundings 4Q'21 Repayments 4Q'21 Loan write-off 4Q'21 Portfolio (3) Last Twelve Months Loan Activity 7 (1) Includes capital committed to our investment in an aggregator vehicle that invests in CMBS and one real estate owned retail asset. (2) Future funding obligations are generally contingent upon certain events and may not result in investment by us. (3) Includes $0.4 million, $0.4 million, $0.5 million and $0.8 million PIK interest for 4Q'21, 3Q'21, 2Q'21 and 1Q'21, respectively. Portfolio Funding Activity – Outstanding Principal(1) $5,784 Future Funding Obligations(2) $5,470 (3) $6,466 ($ in Millions) $7,051 (3) (3) $8,160

4Q’21 Loan Originations – Select Case Studies 8 Investment Washington, D.C. Office West Palm Beach Multifamily Seattle Life Science Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $187.7 million $171.5 million $140.3 million(1) Location Washington, D.C. West Palm Beach, FL Seattle, WA Collateral Class-A Office totaling 357k SF 812-unit Class-A Multifamily Class-A Life Science totaling 210k SF Loan Purpose Refinance Refinance Acquisition LTV(2) 55% 73% 69% Investment Date November 2021 December 2021 October 2021 Asset Photos (1) The total whole loan is $188.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 75% of the loan or $140.3 million. (2) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated.

4Q’21 Loan Originations – Select Case Studies 9 Investment Dallas Office Cambridge Life Science Doral Multifamily Loan Type Floating-Rate Senior Loan Floating-Rate Senior Loan Floating-Rate Senior Loan Loan Size $138.0 million $115.7 million(1) $106.0 million(2) Location Dallas, TX Cambridge, MA Doral, FL Collateral Class-A Office totaling 314k SF Class-A Life Science totaling 374k SF 631-unit Class-A Multifamily Loan Purpose Refinance Construction Acquisition LTV(3) 68% 51% 77% Investment Date December 2021 December 2021 December 2021 Asset Photos (1) The total whole loan is $401.3 million, co-originated and co-funded by KREF and KKR affiliates. KREF’s interest was 29% of the loan or $115.7 million. (2) The total whole loan is $212.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $106.0 million. (3) LTV based on initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the total commitment amount divided by the as-stabilized appraised value as of the date the loan was originated. Representative Photo

KREF Loan Portfolio by the Numbers

Total Portfolio Growth

Current Portfolio: $7.1 billion[1]
Including net funding and repayment activity subsequent to quarter-end

($ in Millions)



$2,083
$4,134
$5,075
$4,998
$6,792
4Q'17
4Q'18
4Q'19
4Q'20
4Q'21

Geography[2]



12%
14%
5%
11%
8%
6%
12%
10%
Other <5%, 22%

Investment Type[3]



Non-Senior
0.6%
Senior
Loans
99.4%

Interest Rate Type



Floating
100.0%

Property Type



Condo (Residential) 4%
Student Housing 3%
Single Family Rental <1%
Industrial 4%
Hospitality 7%
Life Science[4] 9%
Multifamily 46%
Office 28%

Office[5]



Class-B 9%
Class-A 91%

77%

Multifamily



Class-B 25%
Class-A 75%

Note: The charts above are based on total assets. Total assets reflect the principal amount of our senior and mezzanine loans.
(1) As of February 4, 2022.
(2) Map excludes $5.5 million Midwest Mezzanine portfolio, $41.1 million real estate corporate loan, and one real estate owned retail asset with a net carrying value of $78.6 million.
(3) Senior loans include senior mortgages and similar credit quality loans, including related contiguous junior participations in senior loans where KREF has financed a loan with structural leverage through the non-recourse sale of a corresponding first mortgage and excludes vertical loan syndications.
(4) KREF classifies a loan as life science if more than 50% of the gross leasable area is leased to, or will be converted to, life science-related space.
(5) Office property certification % is based on current principal loan balance. See description for LEED certification in the appendix.

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KKR REAL ESTATE FINANCE TRUST

4% 6% 84% 6% 1 2 3 4 5 0% 9% 82% 7% 2% 1 2 3 4 5 Portfolio Credit Quality Remains Strong • Collected 97.3% of interest payments due on loan portfolio and 100% on loans rated 4 or better 11 Loan-to-Value(1,2) Risk Rating Distribution Weighted Average Risk Rating(3): 3.0 Weighted Average LTV(3): 67% (1) LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value, except as noted on page 20. (2) Includes non-consolidated senior interests and excludes vertical loan syndications and a real estate corporate loan. (3) Weighted average is weighted by current principal amount. (4) Excludes $5.5 million mezzanine loan risk-rated 5 that was fully written-off as of December 31, 2021. (% of total loan portfolio) (% of loan portfolio) 4Q'21 Loan Count 1 03 454 Loan Count 0 23 443 3Q'21 4Q'21 3Q'21 Weighted Average LTV(3): 68% Weighted Average Risk Rating(3)(4): 2.9 14% 19% 28% 31% 8% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 16% 21% 24% 29% 10% 0% - 60% 60% - 65% 65% - 70% 70% - 75% 75% - 80% 0%

Case Studies: Watch List Loans (Risk Rating 4 & 5)

Investment	New York Condo	Queens Industrial	New York Condo
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	December 2018	July 2017	August 2017
Collateral	126-Unit Class-A Residential Condominium	Two Class–B Buildings Totaling 595k RSF	6 Luxury Residential Condominiums
Loan Purpose	Acquisition	Acquisition	Refinance
Location	New York, NY	Queens, NY	New York, NY
Committed Amount	$235 million	$70 million	$40 million
Current Principal Amount	$211 million	$68 million	$40 million
Loan Basis	$1,316 / SF	$112 / SF	$1,333 / SF
Coupon	L + 3.6%	L + 3.0%	L + 4.2%
LTV(1)	71%	77%	73%
Max Remaining Term (Yrs.)	2.0	0.6	0.3
Loan Risk Rating	4	4	4

- The $76.2 million Brooklyn hotel loan previously on the watch list repaid in full in January 2022.
- For the Portland retail loan previously on the watch list, KREF took title to the defaulted senior loan with an outstanding principal balance and net carrying value of $109.6 million and $69.3 million, respectively. Accordingly, KREF recognized an $8.2 million GAAP gain from reversal of the allowance for credit losses and recognized a $32.1 million realized loss on write-off through distributable earnings.

(1) LTV is based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value.

12

KKR REAL ESTATE FINANCE TRUST

Financing Overview: 71% Non-Mark-To-Market

- Diversified financing sources totaling $6.7 billion with $1.4 billion of undrawn capacity

Summary of Outstanding Financing

($ in Millions)	Maximum Capacity	Outstanding Face Amount	Weighted Avg. Coupon	Advance Rate	Non-MTM
Term Credit Facilities	$1,840	$1,555	L+1.6%	69.7%	(1)
Term Lending Agreements	$1,172	$1,118	L+1.8%	81.1%	✓
Warehouse Facility	$500	$0	n/a	n/a	✓
Asset Specific Financing	$300	$60	L+1.7%	78.9%	✓
Secured Term Loan	$350	$350	L+3.5%(5)	-	✓
Convertible Notes	$144	$144	6.1%	-	✓
Corporate Revolving Credit Facility	$335	$135	L+2.0%	-	✓
Total Corporate Obligations	**$4,641**	**$3,362**			
Term Loan Facility	$1,000	$870	L+1.6%	80.7%	✓
Collateralized Loan Obligations	$1,095	$1,095	L+1.3%	84.3%	✓
Total Leverage	**$6,736**	**$5,327**			

Leverage Ratios


2.3x
3.7x
Debt-to-Equity Ratio (2)
Total Leverage Ratio (3)

Outstanding Secured Financing(4)


Term Credit Facilities 29%
Term Lending Agreements 21%
Collateralized Loan Obligations 20%
Term Loan Facility 16%
Asset Specific Financing 1%
Senior Loan Interests 6%
Secured Term Loan 7%
Non-Mark-to-Market 71%

(1) Term credit facilities are marked to credit only and not subject to capital markets mark-to-market provisions.
(2) Represents (i) total outstanding debt agreements (excluding non-recourse term loan facility), secured term loan and convertible notes, less cash to (ii) total permanent equity, in each case, at period end.
(3) Represents (i) total outstanding debt agreements, secured term loan, convertible notes, and collateralized loan obligation, less cash to (ii) total permanent equity, in each case, at period end.
(4) Based on outstanding face amount of secured financing, including non-consolidated senior interests, which result from non-recourse sales of senior loan interest in loans KREF originated, and excludes convertible notes and the corporate revolving credit facility.
(5) Loan bears interest at L +3.5% and is subject to a LIBOR floor of 0.5%.

13

KKR REAL ESTATE FINANCE TRUST

Financing Overview: Term Credit Facilities 14 Counterparty Total / Weighted Average Drawn $981 $384 $191 $1,555 Capacity $1,000 $600 $240 $1,840 Collateral: Loans / Principal Balance 14 Loans / $1,396 8 Loans / $552 6 Loans / $282 28 Loans / $2,230 Final Stated Maturity(1) September 2026 December 2023 October 2023 - Weighted Average Pricing L + 1.4% L + 1.9% L + 2.0% L + 1.6% Weighted Average Advance 70.3% 69.5% 67.6% 69.7% Mark-to-market Credit Only Credit Only Credit Only - Property Type(2): ($ in Millions) Multi- family 55% Office 26% Industrial 7% Life Science 7% Student Housing 4% Condo 1% Single Family Rental <1% (1) Based on extended maturity date. (2) Based on principal balance of financing.

Liquidity Overview $271.5 $200.0 $57.4 $528.9 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Cash Undrawn Corporate Revolver Approved and Undrawn Credit Capacity Total Available Liquidity 15 ($ in Millions) (1) Represents under-levered amounts under financing facilities. While these amounts were previously contractually approved and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. (1) Sources of Available Liquidity • In addition to the available liquidity below, KREF had $235.3 million of unencumbered senior loans that can be pledged to financing facilities subject to lender approval, as of December 31, 2021.

Portfolio Repositioning for Higher Rate Environment 16 • 100% of the loan portfolio is indexed to one-month USD LIBOR • 54% of the portfolio is subject to a LIBOR floor of at least 0.25% and 9% of total outstanding financing, including the Secured Term Loan, is subject to a LIBOR floor greater than 0.0% • Portfolio weighted average LIBOR floor of 0.74% • Ongoing portfolio rotation out of higher rate-floor loans is positioning KREF to benefit from a rising rate environment Net Interest Income Per Share Quarterly Sensitivity to LIBOR 0.25% LIBOR as of 12/31/2021 ($ Impact Per Share / Q) 0.50% 0.75% 1.00%0.10% $0.00 LIBOR LIBOR = 0.00%

Appendix 17

Portfolio Details

($ in Millions)

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key	LTV[5][8]	Risk Rating
Senior Loans[1]														
1	Senior Loan	Arlington, VA	Multifamily	9/30/2021	$381.0	$381.0	$352.9	$78.8	$28.1	L + 3.2%	4.8	$ 317,965 / unit	69%	3
2	Senior Loan	Bellevue, WA	Office	9/13/2021	520.8	260.4	61.0	26.4	199.4	L + 3.6%	5.3	$ 200 / SF	63%	3
3	Senior Loan	Los Angeles, CA	Multifamily	2/19/2021	260.0	260.0	249.7	50.8	10.3	L + 3.6%	4.2	$ 465,874 / unit	68%	3
4	Senior Loan	Boston, MA	Life Science	5/24/2018	250.5	250.5	243.6	55.4	6.9	L + 3.2%	2.0	$ 521 / SF	53%	1
5	Senior Loan	Mountain View, CA	Office	7/14/2021	362.8	250.0	184.1	45.9	65.9	L + 3.3%	4.6	$ 599 / SF	73%	3
6	Senior Loan	New York, NY	Condo (Resi)	12/20/2018	234.5	234.5	210.7	40.0	23.8	L + 3.6%	2.0	$ 1,316 / SF	71%	4
7	Senior Loan	Bronx, NY	Industrial	8/27/2021	381.2	228.7	97.5	95.8	131.2	L + 4.1%	4.7	$ 118 / SF	52%	3
8	Senior Loan	Various	Multifamily	5/31/2019	216.5	216.5	215.3	37.7	1.2	L + 3.1%	2.4	$ 201,206 / unit	74%	3
9	Senior Loan[9]	Various	Industrial	6/30/2021	425.0	212.5	3.7	1.0	208.8	L + 5.4%	4.5	$ 8 / SF	74%	3
10	Senior Loan	Minneapolis, MN	Office	11/13/2017	194.4	194.4	194.4	32.8	-	L + 3.8%	0.9	$ 179 / SF	65%	2
11	Senior Loan	Washington, D.C.	Office	11/9/2021	187.7	187.7	111.9	26.7	75.8	L + 3.3%	4.9	$ 321 / SF	55%	3
12	Senior Loan	Boston, MA	Office	2/4/2021	375.0	187.5	187.5	37.4	-	L + 3.3%	4.1	$ 506 / SF	71%	3
13	Senior Loan	Chicago, IL	Multifamily	6/6/2019	186.0	186.0	179.5	32.4	3.6	L + 3.6%	2.4	$ 364,837 / unit	72%	3
14	Senior Loan	The Woodlands, TX	Hospitality	9/15/2021	183.3	183.3	168.3	29.8	15.0	L + 4.2%	4.8	$ 185,155 / key	64%	3
15	Senior Loan	Philadelphia, PA	Office	4/11/2019	182.6	182.6	156.9	24.6	25.7	L + 2.6%	2.4	$ 219 / SF	68%	3
16	Senior Loan	Washington, D.C.	Office	12/20/2019	175.5	175.5	119.7	36.5	55.8	L + 3.4%	3.0	$ 586 / SF	58%	3
17	Senior Loan	West Palm Beach, FL	Multifamily	12/29/2021	171.5	171.5	169.2	70.6	2.3	L + 2.7%	5.0	$ 208,405 / unit	73%	3
18	Senior Loan	Chicago, IL	Office	7/15/2019	170.0	170.0	136.6	25.9	33.4	L + 3.3%	2.6	$ 131 / SF	59%	3
19	Senior Loan	Boston, MA	Life Science	4/27/2021	332.3	166.2	123.1	33.3	43.1	L + 3.6%	4.4	$ 511 / SF	66%	3
20	Senior Loan	Philadelphia, PA	Office	6/19/2018	165.0	165.0	165.0	72.1	-	L + 2.5%	1.5	$ 169 / SF	71%	3
21	Senior Loan	New York, NY	Multifamily	12/5/2018	163.0	163.0	148.0	22.3	15.0	L + 2.6%	1.9	$ 556,391 / unit	77%	3
22	Senior Loan	Oakland, CA	Office	10/23/2020	509.9	159.7	106.5	16.8	8.3	L + 4.3%	3.9	$ 306 / SF	65%	3
23	Senior Loan	Plano, TX	Office	2/6/2020	153.7	153.7	131.0	19.8	22.7	L + 2.7%	3.1	$ 182 / SF	63%	2
24	Senior Loan	Seattle, WA	Life Science	10/1/2021	188.0	140.3	87.3	21.1	53.0	L + 3.1%	4.8	$ 555 / SF	69%	3
25	Senior Loan	Boston, MA	Multifamily	3/29/2019	138.0	138.0	137.0	29.5	1.0	L + 2.7%	2.3	$ 351,282 / unit	63%	3
26	Senior Loan	Dallas, TX	Office	12/10/2021	138.0	138.0	135.8	24.8	2.2	L + 3.6%	4.9	$ 432 / SF	68%	3
27	Senior Loan	Fort Lauderdale, FL	Hospitality	11/9/2018	130.0	130.0	130.0	24.1	-	L + 3.4%	1.9	$ 375,723 / key	66%	3
28	Senior Loan	Fontana, CA	Industrial	5/11/2021	119.9	119.9	43.2	14.0	76.7	L + 4.6%	4.4	$ 37 / SF	64%	3
29	Senior Loan	Irving, TX	Multifamily	4/22/2021	117.6	117.6	108.9	17.1	8.7	L + 3.3%	4.4	$ 119,949 / unit	70%	3
30	Senior Loan	Cambridge, MA	Life Science	12/22/2021	401.3	115.7	50.6	11.5	65.1	L + 3.9%	5.0	$ 469 / SF	51%	3
31	Senior Loan	Pittsburgh, PA	Student Housing	6/8/2021	112.5	112.5	112.5	16.9	-	L + 2.9%	4.4	$ 155,602 / bed	74%	3
32	Senior Loan	Las Vegas, NV	Multifamily	12/28/2021	106.3	106.3	102.0	24.5	4.3	L + 2.7%	5.0	$ 193,182 / unit	61%	3
33	Senior Loan	Doral, FL	Multifamily	12/10/2021	212.0	106.0	106.0	25.6	-	L + 2.8%	4.9	$ 335,975 / unit	77%	3
34	Senior Loan	San Diego, CA	Multifamily	10/20/2021	103.5	103.5	103.5	18.3	-	L + 2.8%	4.9	$ 448,052 / unit	71%	3
35	Senior Loan	Orlando, FL	Multifamily	12/14/2021	102.4	102.4	88.9	21.2	13.5	L + 3.0%	5.0	$ 234,565 / unit	74%	3
36	Senior Loan	Brisbane, CA	Life Science	7/22/2021	95.0	95.0	85.0	16.3	10.0	L + 3.0%	4.6	$ 734 / SF	71%	3
37	Senior Loan	State College, PA	Student Housing	10/15/2019	93.4	93.4	85.3	27.6	8.1	L + 2.7%	2.9	$ 71,474 / bed	64%	3
38	Senior Loan	Dallas, TX	Multifamily	12/23/2021	90.0	90.0	77.5	18.7	12.5	L + 2.8%	5.0	$ 238,488 / unit	67%	3
39	Senior Loan	Miami, FL	Multifamily	10/14/2021	89.5	89.5	89.5	20.5	-	L + 2.8%	4.9	$ 304,422 / unit	76%	3
40	Senior Loan	Denver, CO	Multifamily	6/24/2021	88.5	88.5	88.5	16.2	-	L + 3.0%	4.5	$ 295,000 / unit	77%	3
41	Senior Loan	Dallas, TX	Office	1/22/2021	87.0	87.0	87.0	21.1	-	L + 3.3%	4.1	$ 288 / SF	65%	3
42	Senior Loan	Charlotte, NC	Multifamily	12/14/2021	86.8	86.8	76.0	18.1	10.8	L + 3.0%	5.0	$ 206,522 / unit	74%	3
43	Senior Loan	New York, NY	Multifamily	3/29/2018	86.0	86.0	86.0	13.2	-	L + 4.0%	1.3	$ 462,366 / unit	63%	2
44	Senior Loan	Mesa, AZ	Industrial	5/4/2021	84.3	84.3	57.0	23.9	27.3	L + 3.2%	4.4	$ 66 / SF	55%	3
45	Senior Loan	Hollywood, FL	Multifamily	12/20/2021	81.0	81.0	81.0	19.4	-	L + 3.0%	5.0	$ 327,935 / unit	74%	3
46	Senior Loan	Seattle, WA	Office	3/20/2018	80.7	80.7	80.7	13.4	-	L + 4.1%	1.3	$ 468 / SF	56%	3
47	Senior Loan	Brooklyn, NY	Hospitality	1/18/2019	76.2	76.2	76.2	16.2	-	L + 2.9%	2.1	$ 389,000 / key	69%	4
48	Senior Loan	Phoenix, AZ	Single Family Rental	4/22/2021	72.1	72.1	15.7	8.1	56.4	L + 4.8%	4.4	$ 34,268 / unit	50%	3
49	Senior Loan	Arlington, VA	Multifamily	10/23/2020	141.8	70.9	70.9	11.5	-	L + 3.8%	3.8	$ 393,858 / unit	73%	3
50	Senior Loan	Denver, CO	Multifamily	9/14/2021	70.3	70.3	69.3	12.0	1.0	L + 2.7%	4.8	$ 286,157 / unit	78%	3

*See footnotes on subsequent page

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Portfolio Details

($ in Millions)

#	Investment	Location	Property Type	Investment Date	Total Whole Loan[2]	Committed Principal Amount[2]	Current Principal Amount	Net Equity[3]	Future Funding[4]	Coupon[5][6]	Max Remaining Term (Yrs)[5][7]	Loan Per SF / Unit / Key	LTV[5][8]	Risk Rating
Senior Loans[1]														
51	Senior Loan	Queens, NY	Industrial	7/21/2017	70.1	70.1	67.5	17.3	2.6	L + 3.0%	0.6	$ 112 / SF	77%	4
52	Senior Loan	Washington, D.C.	Multifamily	12/4/2020	69.0	69.0	66.3	10.3	2.7	L + 3.5%	3.9	$ 265,132 / unit	63%	3
53	Senior Loan	Dallas, TX	Multifamily	8/18/2021	68.2	68.2	68.2	9.6	-	L + 3.8%	4.7	$ 189,444 / unit	70%	3
54	Senior Loan	Austin, TX	Multifamily	9/12/2019	67.5	67.5	67.5	10.5	-	L + 2.5%	2.7	$ 191,218 / unit	74%	3
55	Senior Loan	Nashville, TN	Hospitality	12/9/2021	66.0	66.0	64.3	9.7	1.7	L + 3.6%	5.0	$ 279,498 / key	68%	3
56	Senior Loan	Atlanta, GA	Multifamily	12/10/2021	61.5	61.5	55.4	13.3	6.1	L + 2.9%	5.0	$ 183,542 / unit	67%	3
57	Senior Loan	Durham, NC	Multifamily	12/15/2021	60.0	60.0	50.0	49.4	10.0	L + 2.9%	5.0	$ 144,795 / unit	67%	3
58	Senior Loan	Sharon, MA	Multifamily	12/1/2021	56.9	56.9	56.9	13.8	-	L + 2.8%	4.9	$ 296,484 / unit	70%	3
59	Senior Loan	Georgetown, TX	Multifamily	12/16/2021	41.8	41.8	41.8	41.4	-	L + 3.3%	5.0	$ 199,048 / unit	68%	3
60	Senior Loan	New York, NY	Condo (Resi)	8/4/2017	39.9	39.9	39.9	20.4	-	L + 4.2%	0.3	$ 1,333 / SF	73%	4
61	Senior Loan[10]	Denver, CO	Industrial	12/11/2020	28.8	28.8	10.7	10.3	18.1	L + 3.8%	4.0	$ 21 / SF	61%	3
Total / Weighted Average					**$10,004.0**	**$8,051.8**	**$6,635.9**	**$1,623.6**	**$1,368.1**	**L + 3.2%**	**3.6**		**68%**	**2.9**
Non-Senior Loans														
1	Real Estate Corporate Loan[11]	n.a.	Multifamily	12/11/2020	102.6	41.1	41.1	40.5	-	L + 12.0%	4.0	n/a	n.a.	3
Total / Weighted Average					**$102.6**	**$41.1**	**$41.1**	**$40.5**	**$0.0**	**12.3%**	**4.0**		**n.a.**	**3.0**
CMBS B-Pieces														
1	RECOP I[12]	Various	Various	2/13/2017	n.a.	40.0	35.7	35.7	4.3	4.6%	7.4	n.a.	58%	n.a.
Total / Weighted Average						**$40.0**	**$35.7**	**$35.7**	**$4.3**	**4.6%**	**7.4**		**58%**	
Real Estate Owned														
1	Real Estate Asset[13]	Portland, OR	Retail	12/16/2021	n.a.	n.a.	78.6	78.4	n.a.	n.a.	n.a.	n.a.	n.a.	n.a.
Total / Weighted Average							**$78.6**	**$78.4**						
Portfolio Total / Weighted Average						**$8,132.9**	**$6,791.3**	**$1,778.2**	**$1,372.4**	**4.0%**	**3.6**		**68%**	**2.9**

*See footnotes on subsequent page

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Portfolio Details (1) Senior loans include senior mortgages and similar credit quality investments, including junior participations in our originated senior loans for which we have syndicated the senior participations and retained the junior participations for our portfolio and excludes vertical loan syndications. • For Senior Loan 12, the total whole loan is $375.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the loan or $187.5 million, of which a $150.0 million senior note was syndicated to a third party lender. Post syndication, KREF retained a mezzanine loan with a total commitment of $37.5 million, fully funded as of December 31, 2021, at an interest rate of L + 7.9%. • For Senior Loan 13, the total whole loan is $186.0 million, of which an $81.6 million senior note was syndicated to a third party lender. Post syndication, KREF retained the mezzanine loan and a 45% interest in the senior loan which both totaled $104.4 million commitment, of which $100.7 million was funded as of December 31, 2021, at a blended interest rate of L + 4.7%. • For Senior Loan 22, the total whole loan is $509.9 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 31% of the loan or $159.7 million, of which $134.7 million in senior notes were syndicated to third party lenders. Post syndication, KREF retained a mezzanine loan with a total commitment of $25.0 million, of which $16.7 million was funded as of December 31, 2021, at an interest rate of L + 12.9%. (2) Total Whole Loan represents total commitment of the entire whole loan originated. Committed Principal Amount includes participations by KKR affiliated entities and third parties that are syndicated/sold. (3) Net equity reflects (i) the amortized cost basis of our loans, net of borrowings and (ii) the cost basis of our investment in RECOP I. (4) Represents Committed Principal Amount less Current Principal Amount on Senior Loans and $4.3 million of unfunded commitment to RECOP I. (5) Weighted averages are weighted by current principal amount for senior loans and non-senior loans and by net equity for our RECOP I CMBS B-Piece investment. Non-Senior Loan 1 is excluded from the weighted average LTV. (6) L = one-month USD LIBOR rate; greater of (i) spot one-month USD LIBOR rate of 0.10% and (ii) LIBOR floor, where applicable, included in portfolio-wide averages represented as fixed rates. (7) Max remaining term (years) assumes all extension options are exercised, if applicable. (8) For senior loans, loan-to-value ratio ("LTV") LTV is generally based on the initial loan amount divided by the as-is appraised value as of the date the loan was originated or by the current principal amount as of the date of the most recent as-is appraised value; for Senior Loan 6, LTV is based on the initial loan amount divided by the appraised bulk sale value assuming a condo-conversion and no renovation; for Senior Loan 60, LTV is based on the current principal amount divided by the adjusted appraised gross sellout value net of sales cost; for mezzanine loans, LTV is based on the current balance of the whole loan dividend by the as-is appraised value as of the date the loan was originated; for RECOP I CMBS B-Pieces, LTV is based on the weighted average LTV of the underlying loan pool at issuance; for Senior Loans 2, 7, 9, 28, 30, 44, 48, and 61 LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value as of the date the loan was originated. (9) For Senior Loan 9, the total whole loan facility is $425.0 million, co-originated and co-funded by KREF and a KKR affiliate. KREF’s interest was 50% of the facility or $212.5 million. The facility is comprised of individual cross-collateralized whole loans. As of December 31, 2021, there were three underlying senior loans in the facility with a commitment of $31.6 million and outstanding principal of $3.7 million. (10) For Senior Loan 60, Loan per SF of $1,333 is based on the allocated loan amount of the residential units. Excluding the value of the retail and parking components of the collateral, the Loan per SF is $1,926 based on allocating the full amount of the loan to only the residential units. (11) Non-Senior Loan 1 is a real estate corporate loan to a multifamily operator. (12) Represents our investment in an aggregator vehicle alongside RECOP I that invests in CMBS B-Pieces. Committed principal represents our total commitment to the aggregator vehicle whereas current principal represents the current funded amount. (13) Took title to one defaulted senior retail loan with an outstanding principal balance and net carrying value of $109.6 million and $69.3 million, respectively. The property was recognized on KREF’s balance sheet as REO with a carrying value of $78.6 million, which included the estimated fair value of the property and capitalized transaction costs. 20

Fully Extended Loan Maturities 21 Fully Extended Loan Maturities(1) ($ in Millions) (1) Excludes RECOP I CMBS B-Piece investment. • Fully extended weighted average loan maturity of 3.6 years(1) $301.8 $609.7 $1,508.6 $535.5 $2,803.9 $917.7 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2022 2023 2024 2025 2026 2027

22 Consolidated Balance Sheets (1) Includes $54.0 million and $0.0 million held in collateralized loan obligation as of December 31, 2021 and 2020, respectively. (2) Includes $0.0 million and $15.9 million of loan repayment proceeds held by the servicer and receivable by KREF, and $2.3 million and $0.0 million of restricted cash as of December 31, 2021 and 2020, respectively. (3) Includes $1.5 million and $0.9 million of expected loss reserve for unfunded loan commitments as of December 31, 2021 and 2020, respectively. (in thousands - except share and per share data) December 31, 2021 December 31, 2020 Assets Cash and cash equivalents (1) $ 271,487 $ 110,832 Commercial real estate loans, held-for-investment 6,316,733 4,844,534 Less: Allowance for credit losses (22,244) (59,801) Commercial real estate loans, held-for-investment, net 6,294,489 4,784,733 Real estate owned, net 78,569 - Equity method investments 35,537 33,651 Accrued interest receivable 15,241 15,412 Other assets (2) 7,916 20,984 Total Assets $ 6,703,239 $ 4,965,612 Liabilities and Equity Liabilities Secured financing agreements, net $ 3,726,593 $ 2,574,747 Collateralized loan obligations, net 1,087,976 810,000 Secured term loan, net 338,549 288,028 Convertible notes, net 141,851 140,465 Loan participations sold, net - 66,232 Dividends payable 26,589 24,287 Accrued interest payable 6,627 5,381 Accounts payable, accrued expenses and other liabilities (3) 7,521 4,823 Due to affiliates 5,952 6,243 Total Liabilities 5,341,658 3,920,206 Commitments and Contingencies - - Temporary Equity Redeemable preferred stock - 1,852 Permanent Equity Preferred Stock, 50,000,000 shares authorized Preferred stock, $0.01 par value (zero and 1 share issued and outstanding as of December 31, 2021 and 2020, respectively) - - Series A cumulative redeemable preferred stock, $0.01 par value, (6,900,000 and zero shares issued and outstanding as of December 31, 2021 and 2020, respectively; liquidation preference of $25.00 per share) 69 - Common stock, $0.01 par value, 300,000,000 authorized (65,271,058 and 59,519,754 shares issued; 61,370,732 and 55,619,428 shares outstanding as of December 31, 2021 and 2020, respectively) 613 556 Additional paid-in capital 1,459,959 1,169,695 Accumulated deficit (38,208) (65,698) Repurchased stock (3,900,326 shares repurchased as of December 31, 2021 and 2020) (60,999) (60,999) Total KKR Real Estate Finance Trust Inc. stockholders’ equity 1,361,434 1,043,554 Noncontrolling interests in equity of consolidated joint venture 147 - Total Permanent Equity 1,361,581 1,043,554 Total Liabilities and Equity $ 6,703,239 $ 4,965,612

Consolidated Statements of Income

(in thousands - except share and per share data)	Three Months Ended			Year Ended		
	December 31, 2021	September 30, 2021	December 31, 2020	December 31, 2021	December 31, 2020	December 31, 2019
Net Interest Income						
Interest income	$ 72,715	$ 75,320	$ 63,201	$ 279,950	$ 269,188	$ 274,335
Interest expense	30,266	29,832	28,835	114,439	127,312	158,860
Total net interest income	42,449	45,488	34,366	165,511	141,876	115,475
Other Income						
Income (loss) from equity method investments	1,863	2,162	1,168	6,371	537	4,568
Gain (loss) on sale of investments	5,126	-	-	5,126	-	(2,688)
Change in net assets related to CMBS consolidated variable interest entities	-	-	-	-	-	1,665
Other income	390	130	86	686	744	2,453
Total other income (loss)	7,379	2,292	1,254	12,183	1,281	5,998
Operating Expenses						
General and administrative	3,383	3,659	2,862	14,235	14,238	10,522
Provision for (reversal of) credit losses, net	(3,077)	1,165	(3,438)	(4,059)	50,344	-
Management fees to affiliate	5,289	4,964	4,252	19,378	16,992	17,135
Incentive compensation to affiliate	3,463	2,215	2,929	10,273	6,774	3,272
Total operating expenses	9,058	12,003	6,605	39,827	88,348	30,929
Income (Loss) Before Income Taxes, Preferred Dividends, Redemption Value Adjustment and Participating Securities' Share in Earnings	**40,770**	**35,777**	**29,015**	**137,867**	**54,809**	**90,544**
Income tax expense	427	106	157	684	412	579
Net Income (Loss)	**40,343**	**35,671**	**28,858**	**137,183**	**54,397**	**89,965**
Preferred Stock dividends and redemption value adjustment	4,966	3,682	82	11,369	844	(527)
Participating securities' share in earnings	179	-	-	179	-	-
Net Income (Loss) Attributable to Common Stockholders	**$ 35,198**	**$ 31,989**	**$ 28,776**	**$ 125,635**	**$ 53,553**	**$ 90,492**
Net Income (Loss) Per Share of Common Stock, Basic	**$ 0.59**	**$ 0.57**	**$ 0.52**	**$ 2.22**	**$ 0.96**	**$ 1.58**
Net Income (Loss) Per Share of Common Stock, Diluted	**$ 0.59**	**$ 0.57**	**$ 0.52**	**$ 2.21**	**$ 0.96**	**$ 1.57**
Weighted Average Number of Shares of Common Stock Outstanding, Basic	59,364,672	55,637,480	55,619,428	56,571,200	55,985,014	57,426,912
Weighted Average Number of Shares of Common Stock Outstanding, Diluted	59,453,264	56,011,243	55,669,230	56,783,388	56,057,237	57,532,490
Dividends Declared per Share of Common Stock	$ 0.43	$ 0.43	$ 0.43	$ 1.72	$ 1.72	$ 1.72

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KKR REAL ESTATE FINANCE TRUST

Reconciliation of GAAP Net Income to Distributable Earnings

(in thousands - except share and per share data)	Year Ended		Three Months Ended			
	December 31, 2021	Per Diluted Share[4][5]	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net Income (Loss) Attributable to Common Stockholders	$ **125,635**	$ **2.21**	$ **35,198**	$ **31,989**	$ **29,264**	$ **29,184**
Adjustments						
Non-cash equity compensation expense	7,428	0.13	1,413	2,027	1,994	1,994
Unrealized (gains) or losses[1]	1,059	0.02	1,463	(748)	(364)	708
Provision for (reversal of) credit losses, net	(4,059)	(0.07)	(3,077)	1,165	(559)	(1,588)
Gain on redemption of non-voting manager units	(5,126)	(0.09)	(5,126)	-	-	-
Non-cash convertible notes discount amortization	361	0.01	91	91	90	89
Distributable Earnings before realized losses on loan write-offs	$ **125,298**	$ **2.21**	$ **29,962**	$ **34,524**	$ **30,425**	$ **30,387**
Realized losses on loan write-offs[2]	(32,905)	(0.58)	(32,905)	-	-	-
Distributable Earnings	$ **92,393**	$ **1.63**	$ **(2,943)**	$ **34,524**	$ **30,425**	$ **30,387**
Weighted average number of shares of common stock outstanding, diluted[3]	56,783,388		59,364,672	56,011,243	55,907,086	55,731,061

(1) Includes $3.3 million, $2.5 million, $0.3 million, ($0.2) million and $0.7 million non-cash redemption value adjustment of our SNVPS, and ($2.2), ($1.1) million, $1.0 million, ($0.1) million and $0.0 million of unrealized mark-to-market adjustment to our RECOP I's underlying CMBS investments during FY'21, 4Q'21, 3Q'21, 2Q'21 and 1Q'21, respectively.

(2) Includes $32.1 million write-off on a defaulted senior retail loan which we took title of the underlying property and $0.9 million write-off of the remaining balance on an impaired mezzanine retail loan during the year ended December 31, 2021.

(3) Includes 212,188, zero, 373,763, 274,764 and 111,633 dilutive restricted stock units for FY'21, 4Q'21, 3Q'21, 2Q'21 and 1Q'21, respectively.

(4) FY 2021 Distributable Earnings per diluted share is $1.63 ($1.63 per basic share), however 2021 quarterly DE per diluted share totaled $1.66 per share ($1.67 per basic share). The $0.03 per share difference is a result of the impact of the October common offering on the WA number of shares for the year.

(5) Numbers presented may not foot due to rounding.

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KKR REAL ESTATE FINANCE TRUST

Reconciliation of GAAP Net Income to Distributable Earnings

(in thousands - except share and per share data)	Year Ended					
	December 31, 2021	Per Diluted Share[4]	December 31, 2020	Per Diluted Share[4]	December 31, 2019	Per Diluted Share[4]
Net Income (Loss) Attributable to Common Stockholders	$ 125,635	$ 2.21	$ 53,553	$ 0.96	$ 90,492	$ 1.57
Adjustments						
Non-cash equity compensation expense	7,428	0.13	5,676	0.10	4,091	0.07
Unrealized (gains) or losses[1]	1,059	0.02	4,036	0.06	1,179	0.02
Provision for (reversal of) credit losses, net	(4,059)	(0.07)	50,344	0.90	-	-
Gain on redemption of non-voting manager units	(5,126)	(0.09)	-	-	-	-
Non-cash convertible notes discount amortization	361	0.01	362	0.01	360	0.01
Reversal of previously unrealized gain now realized	-	-	-	-	191	0.00
Distributable Earnings before realized losses on loan write-offs	$ 125,298	$ 2.21	$ 113,971	$ 2.03	$ 96,313	$ 1.67
Realized losses on loan write-offs[2]	(32,905)	(0.58)	(4,650)	(0.08)	-	-
Distributable Earnings	$ 92,393	$ 1.63	$ 109,321	$ 1.95	$ 96,313	$ 1.67
Weighted average number of shares of common stock outstanding, diluted[3]	56,783,388		56,057,237		57,532,490	

(1) Includes $3.3 million, $0.2 million and ($1.2) million non-cash redemption value adjustment of our SNVPS, and ($2.2) million, $3.9 million and $0.0 million of unrealized mark-to-market adjustment to our RECOP I's underlying CMBS investments during the years ended December 31, 2021, 2020 and 2019, respectively.
(2) Includes $32.1 million write-off on a defaulted senior retail loan which we took title of the underlying property and $0.9 million write-off of the remaining balance on an impaired mezzanine retail loan during the year ended December 31, 2021. Includes $4.7 million write-off on a $5.5 million mezzanine retail loan, which was 5-rated and put on non-accrual status, during the year ended December 31, 2020.
(3) Includes 212,188, 72,223 and 105,578 dilutive restricted stock units for the years ended December 31, 2021, 2020 and 2019, respectively.
(4) Numbers presented may not foot due to rounding.

25

KKR REAL ESTATE FINANCE TRUST

Key Definitions 26 “Distributable Earnings": Commencing for all periods ending on or after December 31, 2020, the Company has elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental basis to KREF’s net income as determined in accordance with GAAP as the Company believes it would be useful to investors in evaluating the Company’s operating performance and its ability to pay its dividends. Distributable Earnings replaces the Company’s prior presentation of Core Earnings, and Core Earnings presentations from prior reporting periods have been recast as Distributable Earnings. The Company defines Distributable Earnings as net income (loss) attributable to stockholders or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss) and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non-cash items that are included in net income for the applicable reporting period, regardless of whether such items are included in other comprehensive income or loss, or in net income, and (iv) one-time events pursuant to changes in GAAP and certain material non-cash income or expense items agreed upon after discussions between the Company’s Manager and board of directors and after approval by a majority of the independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent the Company forecloses upon the property or properties underlying such debt investments. While Distributable Earnings excludes the impact of the unrealized current provision for credit losses, any loan losses are charged off and realized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amounts due under any loan, when such amount is determined to be non-collectible. Distributable Earnings should not be considered as a substitute for GAAP net income. The Company cautions readers that its methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, the Company’s reported Distributable Earnings may not be comparable to similar measures presented by other REITs. LEED: LEED is the most widely used green building rating system in the world. LEED certification provides independent verification of a building or neighborhood’s green features, allowing for the design, construction, operations and maintenance of resource-efficient, high-performing, healthy, cost-effective buildings.